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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: NOVEMBER 7, 2008

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 1-13167

TEXAS
(State or other jurisdiction of incorporation or organization)

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Atwood Oceanics, Inc. (NYSE: ATW), announced today that the RICHMOND (the Company’s only rig in the Gulf of Mexico) has been awarded another well with a dayrate of $85,000 by Contango Operations Inc. (“Contango”) through their exercise of an option under the rig’s current contract. Prior to the exercise of this option, the contract commitment included the drilling of the current well at a dayrate of $75,000 (estimated to be completed around mid November 2008) followed by the drilling of another well at a dayrate of $78,000. Contango has assigned the $78,000 dayrate well to Newfield Exploration Company (“Newfield”). The Newfield well has an estimated duration of three months. Immediately upon completion of the drilling of the well for Newfield, the RICHMOND will commence drilling the $85,000 dayrate well for Contango which is estimated to take around 60 days to complete. Contango has also been given an option to drill one additional at a dayrate to be negotiated.

The RICHMOND has been highly utilized in the Gulf of Mexico for several years and on several occasions has proven its durability and station-keeping capability during hurricane season.

ITEM 9.01      EXHIBITS

EXHIBIT 99.1 Press Release dated November 7, 2008

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2007, filed with the Securities and Exchange Commission.

EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

99.1	Press Release dated November 7, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATWOOD OCEANICS, INC.
                                             (Registrant)

                                              /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE: November 7, 2008